[Logo] M F S (R)
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(R)

                               [Graphic Omitted]

                              MFS(R) GLOBAL
                              GOVERNMENTS FUND

                              SEMIANNUAL REPORT o MAY 31, 2000


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                      MUTUAL FUND GIFT KITS (see page 34)
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

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  9
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 18
Notes to Financial Statements ............................................. 25
Trustees and Officers ..................................................... 37


       MFS ORIGINAL RESEARCH(R)

       RESEARCH HAS BEEN CENTRAL TO INVESTMENT MANAGEMENT AT MFS
       SINCE 1932, WHEN WE CREATED ONE OF THE FIRST IN-HOUSE
       RESEARCH DEPARTMENTS IN THE MUTUAL FUND                              (SM)
       INDUSTRY. ORIGINAL RESEARCH(SM) AT MFS IS MORE          ORIGINAL RESEARCH
       THAN JUST CRUNCHING NUMBERS AND CREATING
       ECONOMIC MODELS: IT'S GETTING TO KNOW                           MFS
       EACH SECURITY AND EACH COMPANY PERSONALLY.
                                                              MAKES A DIFFERENCE



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NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
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
LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
I'm sure you've noticed that whenever financial markets suffer a large decline, as they did very dramatically this past spring, there's a flurry of information on "how to deal with market volatility" -- both in the popular press and from those of us in the investment business. Our own thinking on this is that, first, for long-term investors volatility is not necessarily something to be feared; occasional volatility may in fact be healthy for the markets.

Second, our experience has been that when markets begin to fall, it's often too late to act. The best response may be to do nothing -- if you're properly prepared with a long-term plan, created with the help of your investment professional. To help you create or update that plan and take market volatility in stride, here are some points you may want to consider the next time you talk with your investment professional.

1.  VOLATILITY CAN BE A GOOD THING
We would argue that the markets today are much healthier than they were before the period of volatility this past spring, in the sense that stock prices have returned to more reasonable levels and we have a stronger base for future growth. Perhaps the worst of the market's wrath descended on companies with very high stock prices, relative to their earnings, or with business concepts that looked great in the euphoria of a booming market but in the end appeared to have no fundamental backing. It has always been our view that one of the best protections against market volatility is to invest in stocks and bonds of fundamentally good companies selling at reasonable prices. When discussing potential investments with your investment professional, you may want to ask how they fared in previous periods of volatility, as well as in the good times.

2.  INVEST FOR THE LONG TERM
You've heard that before, but we think it's still probably the most important concept in investing. Time is one of an investor's greatest allies. Over nearly all long-term periods -- five, 10, 20 years, and more -- stock and bond returns, as represented by most common indices, have been positive and have considerably outpaced inflation. Investing is the best way we know of to make your money work for you while you're doing something else.

Where investors can get into trouble is by confusing investing with trading. In our view, traders who buy securities with the intention of selling them at a profit in a matter of hours, days, or weeks are gambling. We believe this seldom turns out to be a good strategy for increasing your wealth.

3.  INVEST REGULARLY
Waiting for the "right time" to invest is almost always a poor strategy, because only in retrospect do we know when that right time really was. Periods of volatility are probably the worst times to make an investment decision. Faced with turmoil in the markets, many investors have opted to simply stay on the sidelines.

On the other hand, we think one of the best techniques for investing is through automatic monthly or quarterly deductions from a checking or savings account. This approach has at least three major benefits. First, you can formulate a long-term plan -- how much to invest, how often, and into which portfolios -- in a calm, rational manner, working with your investment professional. Second, with this approach you invest regularly without agonizing over the decision each time you buy shares. And, third, if you invest equal amounts of money at regular intervals, you'll be taking advantage of a strategy called dollar-cost averaging: by investing a fixed amount while the share cost fluctuates, you end up with an average share cost to you that is lower than the average share price over your investment period.(1) If all this sounds familiar, it's probably because you're already taking advantage of dollar-cost averaging by investing regularly for retirement through a 401(k) or similar account at work.

4.  DIVERSIFY
One of the dangers of not having an investment plan is that you may be tempted to simply chase performance, by moving money into whatever asset class appears to be outperforming at the moment -- small, mid, or large cap; growth or value; United States or international; stocks or bonds. The problem with this approach is that by the time a particular area is generally recognized as "hot," you may have already missed some of the best performance.

International investing offers a case in point. In the 1980s, international investments, as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, outperformed U.S. investments, as represented by the Standard & Poor's 500 Composite Index (S&P 500), in seven out of 10 years.(2) For the decade, the MSCI EAFE's average annual performance was 23%, compared to 18% for the S&P 500. Going into the 1990s, then, an investor looking only at recent performance might have favored international investments over U.S. investments.

But the 1990s turned out to be virtually a mirror image of the '80s. Domestic investments outperformed international investments in seven out of 10 years, with the S&P 500 returning an average of 18% annually for the decade and the MSCI EAFE returning a 7% annual average. Looking ahead, however, we are optimistic about international markets because we feel that many of the same forces that propelled the current U.S. economic boom -- deregulation, restructuring, and increased adoption of technology -- have taken root overseas.

The lesson to be learned is that nobody really knows what asset class will be the next to outperform or how long that performance will be sustained. We would suggest that one way to potentially profit from swings in the market -- to potentially be invested in various asset classes before the market shifts in their favor -- is with a diversified portfolio covering several asset classes.

If you haven't already done so, we encourage you to discuss these thoughts with your investment professional and factor them into your long-range financial planning. Hopefully, the next time the markets appear to be going wild, you'll feel confident enough in your plan to view periods of volatility as a time of potential opportunity -- or perhaps just a time to sit back and do nothing.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

    June 15, 2000

--------------
(1) For a more complete explanation of dollar-cost averaging and the math involved, see "ABCs of Investing" in the Investor Education section of our Web site (www.mfs.com).
(2) Source: Lipper Inc. Decade performance: '80s -- 12/31/79-12/31/89, '90s -- 12/31/89-12/31/99. The MSCI EAFE Index is an unmanaged, market-capitalization-weighted total return index that measures the performance of the same developed-country global stock markets included in the MSCI World Index but excludes the United States, Canada, and the South African mining component. The S&P 500 is a popular, unmanaged index of common stock total return performance. It is not possible to invest directly in an index. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

A prospectus containing more complete information on any MFS product, including all charges and expenses, can be obtained from your investment professional. Please read it carefully before you invest or send money. Investments in mutual funds will fluctuate and may be worth more or less upon redemption.

The opinions expressed in this letter are those of Jeffrey L. Shames, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of Christopher D. Piros]
    Christopher D. Piros

For the six months ended May 31, 2000, Class A shares of the fund provided a total return of -1.19%, Class B shares -1.60%, Class C shares -1.57%, and Class I shares -1.09%. These returns assume the reinvestment of any distributions but exclude the effects of any sales charges and compare to a -2.25% return for the fund's benchmark, the J.P. Morgan Global Government Bond Index (the Morgan Index), an aggregate index of actively traded government bonds issued by 13 countries, including the United States, with remaining maturities of at least one year. During the same period, the average global income fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -1.02%.

Q.  WHAT CONTRIBUTED TO THE FUND'S PERFORMANCE DURING THE PAST SIX MONTHS?

A. The fund, the Lipper peer group, and the Morgan Index posted negative returns mainly because of a sell off in foreign currencies, especially the euro. Even though interest rates were generally on the rise, all of the government markets represented in the Morgan Index posted positive local-currency returns during the period. Our relative underweighting of the euro and other foreign currencies during a period when the dollar was quite strong turned out to be beneficial. In addition, our investments in emerging market debt -- which are not included in the Morgan Index -- were particularly helpful. The investments chosen by our emerging market debt team performed very strongly.

    The fund's U.S. Treasury investments were focused on long-term maturities, a strategy that paid off. Long-term Treasuries performed particularly well during the six months, while intermediate- and short-term Treasury securities suffered. (Principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) Long-term European government bonds also outperformed their shorter-maturity counterparts, and, again, we benefited from positioning the fund in longer-term European government securities. Nongovernment bond investments such as investment-grade and high-yield corporate bonds generally underperformed government securities during the period. Finally, we were able to avoid the major credit problems encountered by some corporate issuers.

Q.  IN WHICH SECTORS OR MARKETS HAVE YOU FOUND THE BEST INVESTMENTS?

A. Emerging market investments provided solid performance. In this realm, it's very important to choose carefully, and our emerging market research team did a great job of avoiding problem spots such as Venezuela, Colombia, and Ecuador. The fund was well diversified in higher-quality, lower-volatility countries such as Mexico -- which enjoyed a credit upgrade -- Argentina, Brazil, Bulgaria, Turkey, Morocco, and South Korea.

    One global theme we've taken advantage of is the move by banks to shore up their capital bases by issuing subordinated bonds. Subordinated debt simply refers to bonds that are second in line for payoff if a company defaults. In South Korea, and to a larger extent in Europe, we focused on the subordinated debt of high-quality banks. We felt the additional yield of subordinated debt more than adequately compensated for taking on a slight amount of additional risk, as compared to senior debt, which would be paid off first in case of a bankruptcy.

    Overall, we've cut back our high-yield exposure and upgraded the portfolio into higher-quality corporate and government bonds. Examples included Cable & Wireless in the United Kingdom and OTE in Greece. In our opinion, high-yield bonds underperformed due to the market's diminished risk tolerance after several crises during the past few years, and telecommunications companies in Europe have experienced some turmoil because governments have auctioned off wireless licenses at high prices. However, we remained positive about select names that we felt offered diversification and added yield. We were able to locate some compelling opportunities in high-yield telecommunications company debt, including Maxcom in Mexico and Jazztel in the United Kingdom. While defaults in the high-yield market picked up in spite of robust global economies, our team managed to avoid the big blowups that upset the market from time to time.

    Finally, in our continued efforts to cut volatility and maintain diversification, we kept a modest weighting in U.S. mortgage-backed securities. Fortunately, we invested exclusively in Government National Mortgage Association securities, which are backed by the full faith and credit of the U.S. government. Federal National Mortgage Association and Federal Home Loan Mortgage Corporation securities are not, and these two agencies were hurt by discussions in Congress questioning their implicit government backing.

Q. IN WHICH COUNTRIES OR REGIONS HAVE YOU FOUND GOOD OPPORTUNITIES FOR GOVERNMENT BONDS?

A. Despite official rate hikes all of the major government bond markets provided positive returns for the period in their own local currencies. But for an apples-to-apples comparison we should look at the returns with the currency exposure hedged back into dollars. In the current environment this enhances return for most countries over and above the local return. On this basis most foreign markets kept pace with or exceeded the return on U.S. Treasuries.

    Throughout the period we maintained a relatively low weighting in U.S. Treasuries. Two factors drove this decision. First, our emerging market, mortgages, and U.S. corporate bond investments are best viewed as substitutes for Treasuries. Second, we felt that robust growth and the threat of inflation in the U.S. might allow other government markets to outperform Treasuries. Hence, our government holdings were somewhat skewed toward Europe and Japan.

    Recent evidence suggests that U.S. growth is slowing and that inflation may remain benign. If this trend persists we are likely to rebuild our Treasury positions, most likely at the expense of European markets.

Q.  WHY HAVE JAPANESE BONDS APPEALED TO YOU?

A. Although Japanese bonds offered low nominal yields given their conversion back into U.S. dollars, they offered attractive returns; we owned them in order to diversify the portfolio and take advantage of the strength of the yen. Despite hopes for a recovery in Japan, we believe any such resuscitation will be shallow and that the Bank of Japan will not raise rates in the near future from their very low levels.

Q.  WHAT'S YOUR OUTLOOK FOR THE NEXT SIX MONTHS?

A. We believe the next six months could provide a positive backdrop for the fund, barring unforeseen difficulties. If the Fed achieves a soft landing -- slowing growth enough to dampen inflationary pressures without sending the economy into recession -- we believe Treasuries will outperform European government bonds and emerging markets will continue to do well. If, however, the U.S. economy does not slow and the Fed is required to become more aggressive by raising rates sharply, we think emerging market bonds will suffer. Beyond that, our intention is to remain cautious with our nongovernment holdings, especially in the high-yield corporate area, while working to maintain a diversified portfolio that tries to limit volatility.

/s/ Christopher D. Piros
    Christopher D. Piros
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S PROFILE
--------------------------------------------------------------------------------

CHRISTOPHER D. PIROS IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) AND PORTFOLIO MANAGER OF MFS(R) GLOBAL GOVERNMENTS FUND. HE ALSO MANAGES THE NOMURA GLOBAL BALANCED OPEN FUND UNDER SUBADVISORY AGREEMENTS WITH NOMURA ASSET MANAGEMENT CO. OF JAPAN.

MR. PIROS JOINED MFS IN 1989 AS VICE PRESIDENT IN THE FIXED INCOME DEPARTMENT AND WORKED IN THE INTERNATIONAL FIXED INCOME AREA BEFORE BEING NAMED A PORTFOLIO MANAGER IN 1992. HE WAS NAMED SENIOR VICE PRESIDENT IN 1997. PRIOR TO JOINING MFS, HE HAD BEEN A VICE PRESIDENT AND SENIOR ECONOMIST IN THE QUANTITATIVE ASSET MANAGEMENT AREA AT A MAJOR CHICAGO-BASED SECURITIES FIRM AND AN ASSISTANT PROFESSOR AT THE FUQUA SCHOOL OF BUSINESS AT DUKE UNIVERSITY. HE IS A GRADUATE OF NORTHWESTERN UNIVERSITY AND HOLDS A PH.D. FROM HARVARD UNIVERSITY.

ALL PORTFOLIO MANAGERS AT MFS INVESTMENT MANAGEMENT(R) ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 100 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, SECURITY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your investment professional, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

--------------------------------------------------------------------------------

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FUND FACTS
--------------------------------------------------------------------------------

OBJECTIVE:                       SEEKS INCOME AND CAPITAL APPRECIATION.

COMMENCEMENT OF
INVESTMENT OPERATIONS:           FEBRUARY 26, 1981

CLASS INCEPTION:                 CLASS A  FEBRUARY 26, 1981
                                 CLASS B  SEPTEMBER 7, 1993
                                 CLASS C  JANUARY 3, 1994
                                 CLASS I   JANUARY 2, 1997

SIZE:                            $119.2 MILLION NET ASSETS AS OF MAY 31, 2000

--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH MAY 31, 2000

CLASS A
                                  6 Months   1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge            -1.19%   -2.62%   +2.49%   +8.55%  +76.88%
--------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge               --    -2.62%   +0.82%   +1.65%  + 5.87%
--------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge               --    -7.25%   -0.80%   +0.67%  + 5.36%
--------------------------------------------------------------------------------

CLASS B
                                  6 Months   1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge            -1.60%   -3.44%   +0.01%   +4.25%  +67.56%
--------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge               --    -3.44%   +0.00%   +0.84%  + 5.30%
--------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge               --    -7.05%   -0.85%   +0.54%  + 5.30%
--------------------------------------------------------------------------------

CLASS C
                                  6 Months   1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge            -1.57%   -3.40%   +0.09%   +4.48%  +68.48%
--------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge               --    -3.40%   +0.03%   +0.88%  + 5.36%
--------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge               --    -4.30%   +0.03%   +0.88%  + 5.36%
--------------------------------------------------------------------------------

CLASS I
                                  6 Months   1 Year  3 Years  5 Years 10 Years
--------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge            -1.09%   -2.43%   +3.18%   +9.39%  +78.25%
--------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge               --    -2.43%   +1.05%   +1.81%  + 5.95%
--------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 4.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors.

Class B, C, and I share performance include the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B and C shares are higher than those of Class A, the blended Class B and C share performance is higher than it would have been had Class B and C shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility. See the prospectus for details.

PORTFOLIO CONCENTRATION AS OF MAY 31, 2000

PORTFOLIO STRUCTURE

               International                           30.6%
               High Grade Corporates                   15.9%
               Cash                                    15.8%
               U.S. Treasuries                          9.3%
               Mortgage Backed                          7.0%
               Emerging Markets                         6.8%
               Yankee                                   6.6%
               Government Agency                        5.2%
               High Yield Corporates                    2.8%

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- May 31, 2000

Bonds - 75.3%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)              VALUE
--------------------------------------------------------------------------------------------------
Foreign Bonds - 44.5%
  Argentina - 1.7%
    Republic of Argentina, 0s, 2001                                $      1,625       $  1,499,875
    Republic of Argentina, 6s, 2023                                         850            566,107
                                                                                      ------------
                                                                                      $  2,065,982
--------------------------------------------------------------------------------------------------
  Brazil - 1.7%
    Banco Naciona de Desenvolvi, 12.693s, 2008 (Banks and
      Credit Cos.)+                                               $         125       $    113,125
    Federal Republic of Brazil, 5s, 2014                                    555            388,756
    Federal Republic of Brazil, 7.375s, 2024                                550            411,813
    Federal Republic of Brazil, 12.25s, 2030                                140            123,900
    Federal Republic of Brazil, 14.5s, 2009                                 900            927,900
                                                                                      ------------
                                                                                      $  1,965,494
--------------------------------------------------------------------------------------------------
  Bulgaria - 0.5%
    National Republic of Bulgaria, 7.063s, 2024                   $         730       $    551,541
--------------------------------------------------------------------------------------------------
  Canada - 0.5%
    Gulf Canada Resources Ltd., 9.25s, 2004 (Oils)                $         625       $    621,812
--------------------------------------------------------------------------------------------------
  Denmark - 2.0%
    Nykredit, 5s, 2019 (Banks and Credit Cos.)                      DKK   7,433       $    826,003
    Nykredit, 6s, 2029 (Banks and Credit Cos.)                           13,276          1,522,610
                                                                                      ------------
                                                                                      $  2,348,613
--------------------------------------------------------------------------------------------------
  France - 0.6%
    Republic of France, 3.5s, 2004                                   EUR    872       $    766,476
--------------------------------------------------------------------------------------------------
  Germany - 6.2%
    Federal Republic of Germany, 4.5s, 2009                         EUR   2,434       $  2,159,559
    Federal Republic of Germany, 4.75s, 2028                              1,350          1,139,573
    Federal Republic of Germany, 5.375s, 2010                             1,828          1,725,205
    Federal Republic of Germany, 6.25s, 2030                              1,870          1,963,912
    Republic of Deutschland, 6.5s, 2027                                     377            402,975
                                                                                      ------------
                                                                                      $  7,391,224
--------------------------------------------------------------------------------------------------
  Grand Cayman Islands - 0.3%
    Pemex Finance Ltd., 9.69s, 2009 (Industrial)                  $         350       $    357,980
--------------------------------------------------------------------------------------------------
  Greece - 4.0%
    Hellenic Republic, 5.75s, 2008                                  EUR   1,331       $  1,238,941
    OTE PLC, 6.125s, 2007 (Telecom)##                                       590            542,094
    Republic of Greece, 6s, 2006                                    GRD 523,800          1,439,880
    Republic of Greece, 6.3s, 2009                                      523,400          1,465,613
                                                                                      ------------
                                                                                      $  4,686,528
--------------------------------------------------------------------------------------------------
  Ireland - 0.5%
    Bank of Ireland, 6.45s, 2010 (Banks and Credit Cos.)             EUR    635       $    585,453
--------------------------------------------------------------------------------------------------
  Italy - 4.6%
    Olivetti International N.V., 5.875s, 2003
      (Telecommunications)                                           EUR    810       $    741,284
    Republic of Italy, 3.25s, 2004                                          696            602,541
    Republic of Italy, 5.5s, 2010                                         1,276          1,193,339
    Republic of Italy, 6s, 2031                                           3,127          3,007,549
                                                                                      ------------
                                                                                      $  5,544,713
--------------------------------------------------------------------------------------------------
  Japan - 2.3%
    Toyota Motor Credit Corporation, 1s, 2004                      JPY  294,000       $  2,720,756
--------------------------------------------------------------------------------------------------
  Luxembourg - 0.1%
    PTC International Finance II S.A., 11.25s, 2009
      (Telecommunications)##                                      $         160       $    159,200
--------------------------------------------------------------------------------------------------
  Mexico - 0.7%
    Maxcom Telecomunicaciones Cv, 13.75s, 2007
      (Telecommunications)##                                      $         185       $    159,563
    Nuevo Grupo Iusacell SA, 14.25s, 2006
      (Telecommunications)##                                                385            381,150
    United Mexican States, 11.375s, 2016                                    100            107,375
    United Mexican States, 11.5s, 2026                                      135            150,356
                                                                                      ------------
                                                                                      $    798,444
--------------------------------------------------------------------------------------------------
  Morocco - 0.4%
    Kingdom of Morocco, 7.75s, 2009+                              $         470       $    414,776
--------------------------------------------------------------------------------------------------
  Norway - 1.1%
    Union Bank of Norway, 7.35s, 2049 (Banks and
      Credit Cos.)##                                              $       1,400       $  1,348,046
--------------------------------------------------------------------------------------------------
  Poland - 0.3%
    Netia Holdings B V, 10.25s, 2007 (Telecommunications)         $         400       $    334,000
--------------------------------------------------------------------------------------------------
  South Korea - 0.5%
    Chohung Bank, 11.5s to 2005, 14.04s to 2010 (Banks
      and Credit Cos.)##                                          $         300       $    270,000
    Hanvit Bank, 12.75s, 2010 (Banks and Credit Cos.)##                     450            411,750
                                                                                      ------------
                                                                                      $    681,750
--------------------------------------------------------------------------------------------------
  Spain - 2.6%
    Government of Spain, 6s, 2008                                   EUR   3,197       $  3,064,396
--------------------------------------------------------------------------------------------------
  Sweden - 2.4%
    AB Spintab, 6.8s, 2049 (Banks and Credit Cos.)##               $      1,700       $  1,621,423
    Kingdom of Sweden, 6s, 2005                                     SEK   5,300            607,322
    Kingdom of Sweden, 9s, 2009                                           4,400            619,983
                                                                                      ------------
                                                                                      $  2,848,728
--------------------------------------------------------------------------------------------------
  Turkey
    Republic of Turkey, 11.875s, 2030                              $         51       $     52,976
--------------------------------------------------------------------------------------------------
  United Kingdom - 11.5%
    Cable & Wireless Communications, 6.75s, 2008
      (Telecommunications)                                         $      2,612       $  2,622,910
    Halifax Building Society PLC, 6.409s, 2012 (Banks and
      Credit Cos.)                                                  GBP   1,700          2,495,155
    Halifax Group, 7.627 to 2011, 6.32 to 2049
      (Industrial)                                                  EUR     610            565,135
    Jazztel PLC, 13.25s, 2009 (Telecommunications)##                        470            409,437
    Lloyds TSB Bank PLC, 7.375s, 2004 (Banks and Credit
      Cos.)                                                         GBP   1,500          2,282,678
    Polestar Corp. PLC, 10.5s, 2008 (Printing)                              575            828,707
    United Kingdom Treasury, 7s, 2002                                     1,341          2,037,806
    Woolwich Building Society PLC, 6.609s, 2012 (Banks
      and Credit Cos.)                                                    1,700          2,500,797
                                                                                      ------------
                                                                                      $ 13,742,625
--------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                   $ 53,051,513
--------------------------------------------------------------------------------------------------
U.S. Bonds - 30.8%
  Automotive - 2.3%
    General Motors Corporation, 1.25s, 2004                        JPY  294,000       $  2,722,121
--------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 0.5%
    Socgen Real Estate Co., 7.64s, 2049##                          $        625       $    561,419
--------------------------------------------------------------------------------------------------
  Building - 1.0%
    Building Materials Corp., 8.625s, 2006                         $      1,250       $  1,168,750
--------------------------------------------------------------------------------------------------
  Business Services - 1.1%
    Unisystem Corp., 7.875s, 2008                                  $      1,400       $  1,312,500
--------------------------------------------------------------------------------------------------
  Conglomerates - 0.5%
    News America Holdings, Inc., 6.625s, 2008                      $        649       $    573,761
--------------------------------------------------------------------------------------------------
  Entertainment - 0.5%
    Time Warner Entertainment Co. LP, 8.375s, 2033                 $        605       $    576,753
--------------------------------------------------------------------------------------------------
  Financial Institutions - 0.8%
    Natexis AMBS Co. LLC, 8.44s, 2049##                            $      1,066       $    967,389
--------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.1%
    Tenet Healthcare Corp., 8.625s, 2003                           $      1,370       $  1,328,900
--------------------------------------------------------------------------------------------------
  Metal Fabrication - 0.4%
    Ryerson Tull, Inc., 9.125s, 2006                               $        500       $    517,534
--------------------------------------------------------------------------------------------------
  Oils - 0.5%
    Phillips Petroleum Company, 8.5s, 2005                         $        327       $    329,979
    Phillips Petroleum Company, 8.75s, 2010                                 327            332,153
                                                                                      ------------
                                                                                      $    662,132
--------------------------------------------------------------------------------------------------
  Supermarkets - 0.7%
    Marsh Supermarkets, Inc., 8.875s, 2007                         $        900       $    834,750
--------------------------------------------------------------------------------------------------
  U.S. Federal Agencies - 12.2%
    FNMA, 1.75s, 2008                                              JPY  200,000       $  1,913,369
    FHLMC, 6.875s, 2005                                            $      4,300          4,207,937
    GNMA, 8s, 2030                                                        8,387          8,407,225
                                                                                      ------------
                                                                                      $ 14,528,531
--------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 9.2%
    U.S. Treasury Bonds, 3.875s, 2029                              $      1,119       $  1,099,091
    U.S. Treasury Bonds, 6.125s, 2029                                       276            274,705
    U.S. Treasury Bonds, 6.25s, 2030                                      3,182          3,282,933
    U.S. Treasury Notes, 3.875s, 2009                                     3,944          3,853,649
    U.S. Treasury Notes, 6s, 2009                                         1,297          1,263,965
    U.S. Treasury Notes, 6.5s, 2010                                       1,174          1,191,246
                                                                                      ------------
                                                                                      $ 10,965,589
--------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                      $ 36,720,129
--------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $93,677,108)                                            $ 89,771,642
--------------------------------------------------------------------------------------------------
Call Options Purchased - 0.8%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                              (000 OMITTED)
--------------------------------------------------------------------------------------------------
    Japanese Government Bonds/August/132.49                        JPY  700,000       $     65,008
    Japanese Yen/July/105                                               582,457             62,905
    Swiss Franc/June/1.7                                           CHF   13,546             62,611
    Australian Dollar/August/0.66                                  AUD    4,746                247
    Euro/July/0.905                                                EUR    5,549             40,099
    Euro/August/1.07                                                      3,834                234
    Euro/August/1.04                                                      4,472              1,959
    Euro/November/0.95                                                   18,877            670,616
--------------------------------------------------------------------------------------------------
Total Call Options Purchased (Premiums Paid, $999,501)                                $    903,679
--------------------------------------------------------------------------------------------------

Put Options Purchased - 0.8%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                              (000 OMITTED)              VALUE
--------------------------------------------------------------------------------------------------
    Euro/June/0.95                                                 EUR   19,305       $    370,695
    British Pound/Euro/August/0.605                                GBP    2,148             17,162
    British Pound/Euro/August/0.62                                        4,399             49,311
    British Pound/Euro/August/0.615                                       4,326             43,137
    British Pound/Euro/August/0.595                                       2,093            183,140
    Japanese Yen/June/110                                          JPY  673,585             11,451
    Japanese Yen/June/106                                               635,539             55,292
    Japanese Yen/Euro/June/102                                          690,713             69,762
    Japanese Yen/Euro/August/102                                        624,893            104,982
    Japanese Yen/Euro/January/130                                        34,156             11,510
--------------------------------------------------------------------------------------------------
Total Put Options Purchased (Premiums Paid, $903,624)                                 $    916,442
--------------------------------------------------------------------------------------------------
Short-Term Obligations - 22.6%
--------------------------------------------------------------------------------------------------
    American Express Credit Corporation, due 6/01/00               $      1,852       $  1,852,000
    General Motors Acceptance Corp., due 6/01/00                          1,675          1,675,000
    Federal National Mortgage Association Discount Notes,
      due 6/01/00                                                        23,465         23,465,000
--------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                       $ 26,992,000
--------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $122,572,233)                                     $118,583,763
Call Options Written - (0.6)%
--------------------------------------------------------------------------------------------------
    Australian Dollar/August/0.61                                  AUD   (4,386)      $   (283,873)
    Australian Dollar/May/0.555                                          (1,976)           (55,338)
    Canadian Dollar/September/1.4                                  CAD  (10,339)            (2,078)
    Euro/June/0.9                                                  EUR  (19,548)            (3,929)
    Euro/November/0.9                                                   (17,883)          (321,896)
    Japanese Yen/Euro/September/93.25                              JPY (631,461)           (88,404)
    Euro/June/1                                                    EUR  (25,740)               (26)
    Euro/August/1.12                                                     (4,816)               (19)
--------------------------------------------------------------------------------------------------
Total Call Options Written (Premiums Received,
$1,061,942)                                                                           $   (755,563)
--------------------------------------------------------------------------------------------------

Put Options Written - (0.7)%
--------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                   OF CONTRACTS
ISSUER/EXPIRATION MONTH/STRIKE PRICE                              (000 OMITTED)              VALUE
--------------------------------------------------------------------------------------------------
    Japanese Government Bonds/August/132.49                        JPY (700,000)      $    (65,007)
    British Pound/Euro/September/0.615                             GBP   (4,326)          (221,420)
    Canadian Dollar/June/1.51                                      CAD      (62)           (12,536)
    Canadian Dollar/July/1.5                                                (61)           (18,547)
    Canadian Dollar/August/1.49                                             (61)           (21,945)
    Euro/November/1.015                                            EUR  (26,891)          (357,662)
    Japanese Yen/July/108                                          JPY (646,635)           (84,063)
--------------------------------------------------------------------------------------------------
Total Put Options Written (Premiums Received, $614,218)                               $   (781,180)
--------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities - 1.8%                                                    2,118,993
--------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $119,166,013
--------------------------------------------------------------------------------------------------
## SEC Rule 144A restriction.
 + Restricted security.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

    AUD = Australian Dollars     GRD = Greek Drachma
    CAD = Canadian Dollars       JPY = Japanese Yen
    CHF = Swiss Francs           NZD = New Zealand Dollars
    DKK = Danish Kroner          SEK = Swedish Kronor
    EUR = Euro                   VEB = Venezuelan Bolivar
    GBP = British Pounds

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
---------------------------------------------------------------------------
MAY 31, 2000
---------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $122,572,233)        $118,583,763
  Cash                                                               45,442
  Foreign currency, at value (identified cost, $74,773)              72,207
  Net receivable for forward foreign currency exchange
    contracts to sell                                               834,457
  Receivable for investments sold                                 1,509,266
  Receivable for Fund shares sold                                    37,831
  Receivable for Swap Agreement                                      13,079
  Interest receivable                                             1,628,228
  Other assets                                                        2,560
                                                               ------------
    Total assets                                               $122,726,833
                                                               ------------
Liabilities:
  Payable for investments purchased                            $  1,086,085
  Payable for Fund shares reacquired                                192,709
  Net payable for forward foreign currency exchange
    contracts to purchase                                           533,187
  Net payable for forward foreign currency exchange subject
    to master netting agreements                                     25,178
  Written options outstanding, at value (premiums received,
    $1,676,160)                                                   1,536,743
  Payable to affiliates -
    Management fee                                                    3,010
    Administrative fee                                                   57
    Distribution and service fee                                     19,903
    Shareholder servicing agent fee                                     401
  Accrued expenses and other liabilities                            163,547
                                                               ------------
      Total liabilities                                        $  3,560,820
                                                               ------------
Net assets                                                     $119,166,013
                                                               ============
Net assets consist of:
  Paid-in capital                                              $148,037,109
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                 (3,754,503)
  Accumulated undistributed net realized loss on
    investments and foreign currency transactions               (28,070,376)
  Accumulated undistributed net investment income                 2,953,783
                                                               ------------
      Total                                                    $119,166,013
                                                               ============
Shares of beneficial interest outstanding                       12,890,660
                                                                ==========
Class A shares:
  Net asset value per share
    (net assets of $80,497,580 / 8,672,039 shares of
    beneficial interest outstanding)                             $9.28
                                                                 =====
  Offering price per share (100 / 95.25 of net asset value
    per share)                                                   $9.74
                                                                 =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $35,021,919 / 3,824,171 shares of
    beneficial interest outstanding)                             $9.16
                                                                 =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $2,202,928 / 238,752 shares of
    beneficial interest outstanding)                             $9.23
                                                                 =====
Class I shares:
  Net asset value and offering price per share
    (net assets of $1,443,586 / 155,698 shares of
    beneficial interest outstanding)                             $9.27
                                                                 =====

On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED MAY 31, 2000
------------------------------------------------------------------------------

Net investment income:
  Interest income                                           $  4,241,312
                                                            ------------
  Expenses -
    Management fee                                          $    486,027
    Trustees' compensation                                        11,490
    Shareholder servicing agent fee                               64,804
    Distribution and service fee (Class A)                        99,926
    Distribution and service fee (Class B)                       192,879
    Distribution and service fee (Class C)                        13,303
    Administration                                                 8,466
    Custodian fee                                                 41,342
    Printing                                                      19,422
    Postage                                                       15,791
    Auditing                                                      12,600
    Legal                                                            268
    Miscellaneous                                                 64,550
                                                            ------------
      Total expenses                                        $  1,030,868
    Fees paid indirectly                                         (20,883)
                                                            ------------
      Net expenses                                          $  1,009,985
                                                            ------------
        Net investment income                               $  3,231,327
                                                            ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                 $ (8,979,685)
    Written option transactions                                  797,338
    Foreign currency transactions                                689,174
                                                            ------------
      Net realized loss on investments and foreign
           currency transactions                            $ (7,493,173)
                                                            ------------
  Change in unrealized appreciation (depreciation) -
    Investments                                             $  2,657,348
    Written options                                               95,365
    Translation of assets and liabilities in
      foreign currencies                                        (171,068)
    Swap agreements                                               47,654
                                                            ------------
      Net unrealized gain on investments and foreign
        currency transactions                               $  2,629,299
                                                            ------------
        Net realized and unrealized loss on investments
          and foreign currency                              $ (4,863,874)
                                                            ------------
          Decrease in net assets from operations            $ (1,632,547)
                                                            ============

See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------------
                                                               SIX MONTHS ENDED                     YEAR ENDED
                                                                   MAY 31, 2000              NOVEMBER 30, 1999
                                                                    (UNAUDITED)
--------------------------------------------------------------------------------------------------------------
Decrease in net assets:
From operations -
  Net investment income                                           $   3,231,327                  $   8,789,837
  Net realized loss on investments and foreign currency
    transactions                                                     (7,493,173)                    (8,296,330)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                              2,629,299                     (6,357,258)
                                                                  -------------                  -------------
    Decrease in net assets from operations                        $  (1,632,547)                 $  (5,863,751)
                                                                  -------------                  -------------
Distributions declared to shareholders -
  From net investment income (Class A)                            $  (7,237,849)                 $  (8,915,136)
  From net investment income (Class B)                               (2,748,179)                    (3,474,564)
  From net investment income (Class C)                                 (193,691)                      (333,062)
  From net investment income (Class I)                                 (123,685)                      (132,660)
                                                                  -------------                  -------------
    Total distributions declared to shareholders                  $ (10,303,404)                 $ (12,855,422)
                                                                  -------------                  -------------
Net decrease in net assets from Fund share transactions           $ (11,266,016)                 $ (45,170,204)
                                                                  -------------                  -------------
    Total decrease in net assets                                  $ (23,201,967)                 $ (63,889,377)
Net assets:
  At beginning of period                                            142,367,980                    206,257,357
                                                                  -------------                  -------------
At end of period (including accumulated undistributed net
  investment income of $2,953,783 and $10,025,860,
  respectively)                                                   $ 119,166,013                  $ 142,367,980
                                                                  =============                  =============

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED NOVEMBER 30,
                            SIX MONTHS ENDED         -------------------------------------------------------------------------
                                MAY 31, 2000              1999            1998            1997            1996            1995
                                 (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------------
                                     CLASS A
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                              $10.17            $11.20          $11.34          $11.70          $12.46          $11.39
                                      ------            ------          ------          ------          ------          ------
Income from investment operations# -
  Net investment income               $ 0.25            $ 0.54          $ 0.70          $ 0.64          $ 0.65          $ 0.76
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency               (0.36)            (0.84)          (0.34)          (0.68)           0.17            0.76
                                      ------            ------          ------          ------          ------          ------
      Total from investment
        operations                    $(0.11)           $(0.30)         $ 0.36          $(0.04)         $ 0.82          $ 1.52
                                      ------            ------          ------          ------          ------          ------

Less distributions declared to shareholders -
  From net investment income          $(0.78)           $(0.73)         $(0.44)         $(0.25)         $(1.58)         $ --
  From net realized gain on
    investments and foreign
    currency transactions               --                --             (0.06)          (0.06)           --             (0.45)
  In excess of net realized gain
    on investments and foreign
    currency transactions               --                --              --             (0.01)           --              --
                                      ------            ------          ------          ------          ------          ------
      Total distributions declared
        to shareholders               $(0.78)           $(0.73)         $(0.50)         $(0.32)         $(1.58)         $(0.45)
                                      ------            ------          ------          ------          ------          ------
Net asset value - end of period       $ 9.28            $10.17          $11.20          $11.34          $11.70          $12.46
                                      ======            ======          ======          ======          ======          ======
Total return(+)                        (1.19)%++         (3.01)%          3.27%          (0.29)%          7.36%          13.93%
Ratios (to average net assets)/Supplemental data:
  Expenses##                            1.33%+            1.34%           1.35%           1.35%           1.42%           1.51%
  Net investment income                 5.18%+            5.19%           6.28%           5.75%           5.70%           6.42%
Portfolio turnover                        97%              217%            334%            335%            370%            277%
Net assets at end of period
 (000 omitted)                       $80,498           $95,888        $139,648        $187,152        $283,770        $343,188

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charges had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED NOVEMBER 30,
                            SIX MONTHS ENDED         -------------------------------------------------------------------------
                                MAY 31, 2000              1999            1998            1997            1996            1995
                                 (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------------
                                     CLASS B
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                              $ 9.97            $10.99          $11.13          $11.50          $12.28          $11.32
                                      ------            ------          ------          ------          ------          ------
Income from investment operations# -
  Net investment income               $ 0.21            $ 0.46          $ 0.60          $ 0.55          $ 0.54          $ 0.65
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency               (0.35)            (0.84)          (0.33)          (0.68)           0.17            0.76
                                      ------            ------          ------          ------          ------          ------
      Total from investment
        operations                    $(0.14)           $(0.38)         $ 0.27          $(0.13)         $ 0.71          $ 1.41
                                      ------            ------          ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income          $(0.67)           $(0.64)         $(0.35)         $(0.17)         $(1.49)         $  --
  From net realized gain on
    investments and foreign
    currency transactions               --                --             (0.06)          (0.06)           --             (0.45)
  In excess of net realized gain
    on investments and foreign
    currency transactions               --                --              --             (0.01)           --              --
                                      ------            ------          ------          ------          ------          ------
      Total distributions declared
        to shareholders               $(0.67)           $(0.64)         $(0.41)         $(0.24)         $(1.49)         $(0.45)
                                      ------            ------          ------          ------          ------          ------
Net asset value - end of period       $ 9.16            $ 9.97          $10.99          $11.13          $11.50          $12.28
                                      ======            ======          ======          ======          ======          ======
Total return                           (1.60)%++         (3.74)%          2.46%          (1.08)%          6.39%          13.01%
Ratios (to average net assets)/Supplemental data:
  Expenses##                            2.10%+            2.12%           2.12%           2.10%           2.27%           2.33%
  Net investment income                 4.41%+            4.41%           5.53%           5.03%           4.89%           5.59%
Portfolio turnover                        97%              217%            334%            335%            370%            277%
Net assets at end of period
 (000 omitted)                       $35,022           $41,865         $58,646         $77,962        $102,717         $90,978

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED NOVEMBER 30,
                            SIX MONTHS ENDED         -------------------------------------------------------------------------
                                MAY 31, 2000              1999            1998            1997            1996            1995
                                 (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                     CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                              $10.02            $11.03          $11.13          $11.51          $12.29          $11.31
                                      ------            ------          ------          ------          ------          ------
Income from investment operations# -
  Net investment income               $ 0.21            $ 0.45          $ 0.60          $ 0.55          $ 0.55          $ 0.66
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency               (0.35)            (0.83)          (0.33)          (0.68)           0.17            0.77
                                      ------            ------          ------          ------          ------          ------
      Total from investment
        operations                    $(0.14)           $(0.38)         $ 0.27          $(0.13)         $ 0.72          $ 1.43
                                      ------            ------          ------          ------          ------          ------
Less distributions declared to shareholders -
  From net investment income          $(0.65)           $(0.63)         $(0.31)         $(0.18)         $(1.50)         $ --
  From net realized gain on
    investments and foreign
    currency transactions               --                --             (0.06)          (0.06)           --             (0.45)
  In excess of net realized gain
    on investments and foreign
    currency transactions               --                --              --             (0.01)           --              --
                                      ------            ------          ------          ------          ------          ------
      Total distributions declared
        to shareholders               $(0.65)           $(0.63)         $(0.37)         $(0.25)         $(1.50)         $(0.45)
                                      ------            ------          ------          ------          ------          ------
Net asset value - end of period       $ 9.23            $10.02          $11.03          $11.13          $11.51          $12.29
                                      ======            ======          ======          ======          ======          ======
Total return                           (1.57)%++         (3.70)%          2.46%          (1.10)%          6.56%          13.11%
Ratios (to average net assets)/Supplemental data:
  Expenses##                            2.10%+            2.12%           2.12%           2.10%           2.20%           2.26%
  Net investment income                 4.43%+            4.41%           5.52%           5.02%           4.97%           5.67%
Portfolio turnover                        97%              217%            334%            335%            370%            277%
Net assets at end of period
 (000 omitted)                        $2,203            $3,059          $5,953          $9,534         $14,487         $11,813

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED NOVEMBER 30,
                                               SIX MONTHS ENDED          ------------------------------------------------
                                                   MAY 31, 2000                1999               1998              1997*
                                                    (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------
                                                        CLASS I
-------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                    $10.18              $11.22             $11.37             $11.24
                                                         ------              ------             ------             ------
Income from investment operations# -
  Net investment income                                  $ 0.26              $ 0.57             $ 0.73             $ 0.61
  Net realized and unrealized loss on investments
    and foreign currency                                  (0.36)              (0.85)             (0.35)             (0.48)
                                                         ------              ------             ------             ------
      Total from investment operations                   $(0.10)             $(0.28)            $ 0.38             $ 0.13
                                                         ------              ------             ------             ------
Less distributions declared to shareholders -
  From net investment income                             $(0.81)             $(0.76)            $(0.47)            $ --
  From net realized gain on investments and
    foreign currency transactions                          --                  --                (0.06)              --
                                                         ------              ------             ------             ------
      Total distributions declared to
        shareholders                                     $(0.81)             $(0.76)            $(0.53)            $ --
                                                         ------              ------             ------             ------
Net asset value - end of period                          $ 9.27              $10.18             $11.22             $11.37
                                                         ======              ======             ======             ======
Total return                                              (1.09)%++           (2.74)%             3.49%              1.16%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                               1.11%+              1.11%              1.12%              0.99%+
  Net investment income                                    5.42%+              5.42%              6.58%              5.54%+
Portfolio turnover                                           97%                217%               334%               335%
Net assets at end of period (000 omitted)                $1,444              $1,556             $2,010             $2,023

 * For the period from inception of Class I, January 2, 1997, to November 30, 1997.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Global Governments Fund (the Fund) is a non-diversified series of MFS Series Trust VII (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The Fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith, at fair value, by the Trustees.

Repurchase Agreements - The Fund may enter into repurchase agreements with institutions that the Fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement. The Fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may write call or put options in exchange for a premium. The premium is initially recorded as a liability which is subsequently adjusted to the current value of the option contract. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Swap Agreements - The Fund may enter into swap agreements. A swap is an exchange of cash payments between the Fund and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Fund may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Fund may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the Fund at a future date, usually beyond customary settlement time.

Fees Paid Indirectly - The Fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits be reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At November 30, 1999, the Fund, for federal income tax purposes, had a capital loss carryforward of $20,266,813 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on November 30, 2006, ($8,420,466) and November 30, 2007, ($11,846,347).

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at the following annual rates:

          First $500 million of average net assets             0.75%
          Average net assets in excess of $500 million         0.70%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $5,170 for the period May 31, 2000.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund incurs an administrative fee at the following annual percentages of the Fund's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $4,097 for the period ended May 31, 2000, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum (reduced to 0.15% per annum for assets sold prior to October 1, 1989) of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $26,754 for the period ended May 31, 2000. Fees incurred under the distribution plan during the period ended May 31, 2000, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $4,114 and $1,303 for Class B and Class C shares, respectively, for the period ended May 31, 2000. Fees incurred under the distribution plan during the period ended May 31, 2000, were 1.00% of average daily net assets attributable to Class B and Class C shares, on an annualized basis

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the period ended May 31, 2000, were $827, $36,030, and $372 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                  PURCHASES             SALES
-----------------------------------------------------------------------------
U.S. government securities                     $ 59,304,965      $ 70,388,657
                                               ------------      ------------
Investments (non-U.S. government securities)   $ 47,359,807      $ 75,681,446
                                               ------------      ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $122,789,049
                                                                 ------------
Gross unrealized depreciation                                    $ (5,734,021)
Gross unrealized appreciation                                       1,528,735
                                                                 ------------
    Net unrealized (depreciation)                                $ (4,205,286)
                                                                 ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

Class A Shares
                                        SIX MONTHS ENDED MAY 31, 2000          YEAR ENDED NOVEMBER 30, 1999
                                      -------------------------------       -------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                              1,509,091       $ 14,108,822            938,320       $  9,861,513
Shares issued to shareholders in
 reinvestment of distributions             649,728          6,113,933            719,917          7,573,533
Shares reacquired                       (2,915,798)       (27,370,561)        (4,693,959)       (48,876,378)
                                      ------------       ------------       ------------       ------------
    Net decrease                          (756,979)      $ (7,147,806)        (3,035,722)      $(31,441,332)
                                      ============       ============       ============       ============

Class B Shares
                                        SIX MONTHS ENDED MAY 31, 2000          YEAR ENDED NOVEMBER 30, 1999
                                      -------------------------------       -------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                                661,817       $  6,157,957          1,467,521       $ 15,288,826
Shares issued to shareholders in
 reinvestment of distributions             238,401          2,221,896            271,877          2,824,800
Shares reacquired                       (1,274,345)       (11,908,749)        (2,876,790)       (29,178,969)
                                      ------------       ------------       ------------       ------------
    Net decrease                          (374,127)      $ (3,528,896)        (1,137,392)      $(11,065,343)
                                      ============       ============       ============       ============

Class C Shares
                                        SIX MONTHS ENDED MAY 31, 2000          YEAR ENDED NOVEMBER 30, 1999
                                      -------------------------------       -------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                                313,239       $  2,931,474            156,777       $  1,604,155
Shares issued to shareholders in
 reinvestment of distributions              14,509            136,096             20,707            216,178
Shares reacquired                         (394,281)        (3,684,867)          (411,801)        (4,211,857)
                                      ------------       ------------       ------------       ------------
    Net decrease                           (66,533)      $   (617,297)          (234,317)      $ (2,391,524)
                                      ============       ============       ============       ============

Class I Shares
                                        SIX MONTHS ENDED MAY 31, 2000          YEAR ENDED NOVEMBER 30, 1999
                                      -------------------------------       -------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
-----------------------------------------------------------------------------------------------------------
Shares sold                                161,996       $  1,522,476              9,059       $     94,041
Shares issued to shareholders in
 reinvestment of distributions              13,172            123,681             12,634            132,656
Shares reacquired                         (172,324)        (1,618,174)           (48,089)          (498,702)
                                      ------------       ------------       ------------       ------------
    Net increase (decrease)                  2,844       $     27,983            (26,396)      $   (272,005)
                                      ============       ============       ============       ============

(6) Line of Credit
The Fund and other affiliated funds participate in a $1.1 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended May 31, 2000, was $301. The Fund had no borrowings during the period.

(7) Financial Instruments
The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                              NUMBER OF
                                              CONTRACTS                PREMIUMS
-------------------------------------------------------------------------------
Outstanding, beginning of period                      8             $   567,581
Options written                                      26               2,822,224
Options terminated in closing transactions          (10)             (1,318,696)
Options exercised                                    (4)               (294,620)
Options expired                                      (5)               (100,329)
                                                     --             -----------
Outstanding, end of period                           15             $ 1,676,160
                                                     ==             ===========

At May 31, 2000, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts
                                                                                                       NET
                                                                                                UNREALIZED
                                       CONTRACTS TO                          CONTRACTS        APPRECIATION
            SETTLEMENT DATE         DELIVER/RECEIVE   IN EXCHANGE FOR         AT VALUE      (DEPRECIATION)
----------------------------------------------------------------------------------------------------------
Sales              06/05/00     CHF       2,076,420       $ 1,593,687    $   1,604,204           $(10,517)
                   06/16/00     DKK      30,900,109         4,035,358        3,865,835            169,523
                   06/16/00     EUR       3,654,450         3,571,129        3,411,610            159,519
        06/16/00 - 06/19/00     JPY   1,746,883,779        16,648,285       16,265,097            383,188
                   06/16/00     NZD         766,666           378,733          350,607             28,126
                   06/16/00     SEK      42,542,224         4,895,538        4,742,979            152,559
                   10/05/00     VEB   2,647,672,847         3,640,247        3,688,188            (47,941)
                                                          -----------    -------------          ---------
                                                          $34,762,977    $  33,928,520          $ 834,457
                                                          ===========    =============          =========

Purchases          06/16/00     AUD       2,435,921       $ 1,500,966     $  1,390,001          $(110,965)
                   06/16/00     EUR      11,739,942        11,138,487       10,959,812           (178,675)
                   06/16/00     JPY     852,633,769         8,182,108        7,938,561           (243,547)
                                                          -----------    -------------          ---------
                                                          $20,821,561    $  20,288,374          $(533,187)
                                                          ===========    =============          =========

At May 31, 2000, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $332,705 with Merrill Lynch and a net receivable of $248,226 with Deutsche Bank and $59,301 with CS First Boston.

At May 31, 2000, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

Swap Agreements
Interest Rate Swaps

                                                           CASH FLOWS                CASH FLOWS
                       NOTIONAL PRINCIPAL                     PAID BY               RECEIVED BY        UNREALIZED
EXPIRATION             AMOUNT OF CONTRACT                    THE FUND                  THE FUND      DEPRECIATION
-------------------------------------------------------------------------------------------------------------------
3/22/03                   SEK  30,300,000           Floating - 3.247%             Fixed - 4.38%        $(100,531)
3/22/03                   EUR   3,290,000               Fixed - 3.76%          Floating - 3.01%          113,610
                                                                                                       ---------
                                                                                                       $  13,079
                                                                                                       =========

At May 31, 2000, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At May 31, 2000, the Fund owned the following restricted securities, excluding securities issued under Rule 144A, constituting 0.44% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith, at fair value, by the Trustees.

                                                       DATE OF      SHARE/PAR
DESCRIPTION                                        ACQUISITION         AMOUNT          COST         VALUE
---------------------------------------------------------------------------------------------------------
Kingdom of Morocco, 7.75s, 2009                     05/18/2000        470,000      $420,650      $414,776
Banco Naciona de Desenvolvi,
  12.693s, 2008                                     05/04/2000        125,000       112,500       113,125
                                                                                   --------      --------
                                                                                   $533,150      $527,901
                                                                                   ========      ========

MFS(R) GLOBAL GOVERNMENTS FUND

TRUSTEES                                         SECRETARY
J. Atwood Ives+ - Chairman and Chief             Stephen E. Cavan*
Executive Officer, Eastern Enterprises
(diversified services company)                   ASSISTANT SECRETARY
                                                 James R. Bordewick, Jr.*
Lawrence T. Perera+ - Partner, Hemenway
& Barnes (attorneys)                             CUSTODIAN
                                                 State Street Bank and Trust Company
William J. Poorvu+ - Adjunct Professor,
Harvard University Graduate School of            INVESTOR INFORMATION
Business Administration                          For information on MFS mutual funds, call
                                                 your investment professional or, for an
Charles W. Schmidt+ - Private Investor           information kit, call toll free: 1-800-637-2929
                                                 any business day from 9 a.m. to 5 p.m.
Arnold D. Scott* - Senior Executive              Eastern time (or leave a message anytime).
Vice President, Director, and Secretary,
MFS Investment Management                        INVESTOR SERVICE
                                                 MFS Service Center, Inc.
Jeffrey L. Shames* - Chairman and Chief          P.O. Box 2281
Executive Officer, MFS Investment                Boston, MA 02107-9906
Management
                                                 For general information, call toll free:
Elaine R. Smith+ - Independent Consultant        1-800-225-2606 any business day from
                                                 8 a.m. to 8 p.m. Eastern time.
David B. Stone+ - Chairman, North American
Management Corp. (investment adviser)            For service to speech- or hearing-impaired,
                                                 call toll free: 1-800-637-6576 any business day
INVESTMENT ADVISER                               from 9 a.m. to 5 p.m. Eastern time. (To use
Massachusetts Financial Services Company         this service, your phone must be equipped with
500 Boylston Street                              a Telecommunications Device for the Deaf.)
Boston, MA 02116-3741
                                                 For share prices, account balances, exchanges,
DISTRIBUTOR                                      or stock and bond outlooks, call toll free:
MFS Fund Distributors, Inc.                      1-800-MFS-TALK (1-800-637-8255) anytime
500 Boylston Street                              from a touch-tone telephone.
Boston, MA 02116-3741
                                                 WORLD WIDE WEB
CHAIRMAN AND PRESIDENT                           www.mfs.com
Jeffrey L. Shames*

PORTFOLIO MANAGER
Christopher D. Piros*

TREASURER
W. Thomas London*

ASSISTANT TREASURERS
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

+ Independent Trustee
* MFS Investment Management

MFS(R) GLOBAL GOVERNMENTS FUND                                      ------------
                                                                      BULK RATE
                                                                    U.S. POSTAGE
[Logo] M F S(R)                                                         PAID
INVESTMENT MANAGEMENT                                                   MFS
We invented the mutual fund(R)                                      ------------

500 Boylston Street
Boston, MA 02116-3741


(c)2000 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.            MWG-3 7/00 24M 20/220/320/820